Exhibit 99.1
Robert L. Long Chief Executive Officer Howard Weil Energy Conference April 2, 2007 New Orleans, LA

Forward-Looking Statement The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades including upgrade projects for the Sedco 700-series semisubmersible rigs, newbuild and acquisition opportunities, uses of excess cash including stock buybacks, debt reduction, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2006 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com.

Largest contract driller in most significant offshore markets $21.6 billion backlog Supply constrained in most markets Significant growth in revenues/earnings Most technologically advanced floater fleet Cash generation - access to capital Almost $6 billion committed to reinvestment or already returned to shareholders Opportunities to reinvest/consolidate Company Overview

Manager Jackup Semi and Drillship Other MODU Grand Total Transocean 25 53 78 GlobalSantaFe 43 14 57 Noble 39 14 3 56 Pride 29 14 3 46 ENSCO 43 1 44 Diamond Offshore 13 31 44 Seadrill 5 3 8 Largest Offshore Driller (1) (2) Excludes ownership in barges, MOPU's, platform rigs, land rigs, equity ownership positions, coldstacked rigs and new rig construction Excludes a drillship utilized in a research mode Source: ODS Rigpoint, February 2007 Differentiated by position in high spec floater market 44% of floaters >7,000' WD market 36% of >4,500' WD market Five additional units being added 3 new builds (ultra deep drilling capability) 2 deepwater upgrades

Timing of Contracted & Uncontracted Deepwater Deliveries Contracted Floaters Uncontracted Floaters Running Total H1-2007 5 0 5 H2-2007 2 0 7 H1-2008 10 0 17 H2-2008 3 6 26 H1-2009 8 3 37 H2-2009 9 4 50 H1-2010 4 4 58 H2-2010 Average duration of newbuild contracts 5.3 years Average newbuild dayrate $416k/day (1) Includes newbuilds and deepwater upgrades Source: Various Industry sources

Manager Existing Semi and Drillship Newbuild Semi and Drillship Grand Total Transocean 53 3 56 GlobalSantaFe 14 2 16 Noble 14 3 17 Pride 14 14 ENSCO 1 3 4 Diamond Offshore 31 2 33 Seadrill 3 8 11 Dolphin 9 1 10 Other Established 68 10 78 The Floater World in 2010 (1) (2) Excludes ownership in jackups, barges, MOPU's, MODU's, platform rigs, land rigs, equity ownership positions and coldstacked rigs Excludes a drillship utilized in a research mode Source: ODS Rigpoint, February 2007

Manager Existing Semi and Drillship Newbuild Semi and Drillship Grand Total Transocean 53 3 56 GlobalSantaFe 14 2 16 Noble 14 3 17 Pride 14 14 ENSCO 1 3 4 Diamond Offshore 31 2 33 Seadrill 3 8 11 Dolphin 9 1 10 Other Established 68 10 78 Aker Drilling 2 2 Frigstad 1 1 MPF 1 1 Odebrecht 1 1 Odfjell 1 1 OffRig 2 2 PetroMena 3 3 Petroserv 3 3 SeaDragon 1 1 Sevan 1 1 Songa 1 1 The Floater World in 2010 (1) (2) Excludes ownership in jackups, barges, MOPU's, MODU's, platform rigs, land rigs, equity ownership positions and coldstacked rigs Excludes a drillship utilized in a research mode Source: ODS Rigpoint, February 2007

New plays in established areas GoM Ultra deep Eastern GoM Brazil Santos and Espirito Santos basins (light oil) West Africa Emerging markets India/Mexico/S. China Sea/West Africa Eastern Mediterranean/Black Sea/ East Africa/Canada Sustained Demand A growing business - for a very long time

Deepwater Fleet - Contract Status (1) Includes firm contracts and fixed price options. Source: Transocean Fleet Status Report March 7, 2007.

Mid-water floater sector aided by strength in deepwater North Sea demand remains strong, especially Norway Numerous term contract opportunities Recent contract signings confirm current dayrate range $350K - $435K Jackup sector remains robust Some multi-year opportunities - India, Arabian Gulf, Gulf of Suez New capacity finding contracts Recent contract signings - $180K - $225K Other Market Sectors

Focused on helping our customers access reserves Efficiently Cost effectively Clear Leader class drillships Ultra deep water / ultra deep drilling / dual activity Managed pressure drilling Wells which currently cannot be drilled Technology to improve reliability of drilling in loop currents Future focus on Arctic drilling Improve reliability and uptime Top drive design Power plant design Long-Term Focus

Safety Recordable incidents at lowest level in company's history Personnel Recruitment, retention, training Major shipyard projects (on schedule and on budget) 3 enhanced Enterprise-class rigs 2 major upgrades (Sedco 700-series) Daily operations Cost control New initiatives (continued improvement in revenue efficiency puts us on track for a potential $50 million reduction in annual lost revenues for 2007) Focus On Execution

Exceptional business climate continues Contract backlog supports improved financial performance through 2009 and strong cash flow, opportunities for growth Company differentiating itself with premium fleet and technology initiatives Continuing to return capital to shareholders and reinvest in the business Summary

Howard Weil Energy Conference April 2, 2007 New Orleans, LA Question & Answer

Appendix

High-Specification Fleet Remaining Fleet 2007 2.5 2 2008 3.8 2.3 2009 3.8 1.2 2010 2.6 0.5 2011 1.2 0.2 2012-15 1.6 $4.5 $6.1 $5.0 $3.1 $1.4 $1.6 (Remaining) Contract Backlog by Years Total Contract Backlog(1) = $21.6 Billion Calculated by multiplying the contracted operating dayrate by the firm contract period from February 28, 2007 forward. Reflects firm commitments represented by signed contracts. Contract backlog excludes revenues from mobilization, demobilization, contract preparation and customer reimbursables. Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual dayrate that we receive because of a number of factors (rig downtime, suspension of operations, etc....) including some beyond our control. Source: Transocean Fleet Status Report March 7, 2007

Other Floaters Fleet (mid-water) (20 Rigs) Percent of Fleet Under Contract Commitments Committed 0.38 Uncommitted 0.62 Committed 0.93 Uncommitted 0.07 Committed 0.86 Uncommitted 0.14 High-Specification Floaters Fleet (37 Rigs(2)) 2009 2007 Committed Uncommitted Committed 1 Uncommitted 0 2008 Committed 1 Uncommitted 0 Committed 0.76 Uncommitted 0.24 Jackups Fleet (25 Rigs) Committed 0.36 Uncommitted 0.64 Committed 0.95 Uncommitted 0.05 Committed 0.64 Uncommitted 0.36 (1) Effective February 28, 2007 Commitment time includes working, mobilization/demobilization and scheduled shipyard time; excludes letters of intent and options Includes Sedco 702 and Sedco 706 rig upgrade commitments as of expected delivery date. The Sedco 702 upgrade is expected to enter service by October 2007, while the Sedco 706 is expected to enter service by April 2008. Includes two of three newbuild drillships, with expected delivery dates in 2009. Third unit expected delivery in 2010.

Return of Value to Shareholders 26% 15% 16% 10% 13% 15% Source: Public filings and statements by individual companies. Data reflects activity announced or completed during 2005, 2006 and through March 1, 2007. Calculated based on amount of announced activity divided by market cap. More aggressive return of cash to shareholders than peers Significant reinvestment in business Use of leverage to accelerate value